Exhibit 21.1

BGC PARTNERS, INC. SUBSIDIARIES
AMEEFI SERVICES, INC.
AQUA SECURITIES HOLDINGS, LLC
AQUA SECURITIES, L.P.
AUREL BGC
AUREL INGENIERE
AUREL MONEY MARKET
BGC ADMINISTRATIVE SERVICES, LLC
BGC BROKERS GP LIMITED
BGC BROKERS HOLDINGS, L.P.
BGC BROKERS HOLDINGS, LLC
BGC BROKERS INVESTMENT, L.P.
BGC BROKERS L.P.
BGC BROKERS LIMITED
BGC BROKERS TECHNOLOGY HOLDINGS, LLC
BGC BROKERS TECHNOLOGY, L.P.
BGC BROKERS TOKYO HOLDINGS, LLC
BGC BROKERS TOKYO, L.P.
BGC BROKERS US HOLDINGS, LLC
BGC BROKERS US, L.P.
BGC CANADA SECURITIES COMPANY
BGC CANADA SECURITIES COMPANY HOLDINGS, L.P.
BGC CANADA SECURITIES COMPANY HOLDINGS, LLC
BGC CAPITAL MARKETS (HONG KONG) LIMITED
BGC CAPITAL MARKETS (JAPAN) LLC
BGC CAPITAL MARKETS (SWITZERLAND) LLC
BGC CAPITAL MARKETS AND FOREIGN EXCHANGE BROKER (KOREA) LIMITED
BGC CAPITAL MARKETS, L.P.
BGC CHINA HOLDINGS, LLC
BGC CHINA, L.P.
BGC EUROPEAN GP LIMITED
BGC EUROPEAN HOLDINGS, L.P.
BGC FINANCIAL ASSET MANAGEMENT HOLDINGS, LLC
BGC FINANCIAL ASSET MANAGEMENT, L.P.
BGC FINANCIAL GROUP, INC.
BGC FINANCIAL SERVICES HOLDINGS, LLC
BGC FINANCIAL SERVICES, L.P.
BGC FINANCIAL, L.P.
BGC FRANCE HOLDINGS
BGC FUNDING HOLDINGS, LLC
BGC FUNDING, L.P.
BGC GLOBAL HOLDINGS GP LIMITED
BGC GLOBAL HOLDINGS, L.P.

BGC GLOBAL LIMITED
BGC GP LIMITED
BGC GP, LLC
BGC HOLDINGS (TURKEY), LLC
BGC HOLDINGS II, LLC
BGC HOLDINGS U.S., INC.
BGC HOLDINGS, L.P.
BGC HOLDINGS, LLC
BGC INFORMATION HOLDINGS, LLC
BGC INFORMATION, L.P.
BGC INTERNATIONAL
BGC INTERNATIONAL GP LIMITED
BGC INTERNATIONAL HOLDINGS, L.P.
BGC INTERNATIONAL, L.P.
BGC MEXICO R.E. HOLDINGS, LLC
BGC MEXICO R.E. HOLDINGS, S. de R.L. de C.V.
BGC MORTGAGE HOLDINGS, LLC
BGC MORTGAGE, L.P.
BGC NOTES, LLC
BGC PARTNERS (AUSTRALIA) PTY LIMITED
BGC PARTNERS (SINGAPORE) LIMITED
BGC PARTNERS MENKUL DEGERLER A.S.
BGC PARTNERS, L.P.
BGC RADIX ENERGY L.P.
BGC RIE HOLDINGS, LLC
BGC SA FINANCIAL BROKERS (PTY) LIMITED
BGC SECURITIES (HONG KONG) LLC
BGC SECURITIES (SOUTH AFRICA) PTY LIMITED
BGC SECURITIES SARL
BGC SHOKEN KAISHA LIMITED
BGC TRADING HOLDINGS, LLC
BGC USA HOLDINGS, LLC
BGC USA, L.P.
BGCANTOR MARKET DATA HOLDINGS, LLC
BGCBI LLC
BGCCMHK HOLDINGS II, LLC
BGCCMHK HOLDINGS, LLC
BGCCMLP HOLDINGS, LLC
BGCF HOLDINGS, LLC
BGCIHLP, LLC
ECCO LLC
ECCOWARE LIMITED
ELX FUTURES HOLDINGS, LLC

ELX FUTURES, L.P.
ESPEED (AUSTRALIA) PTY LIMITED
ESPEED (CANADA), INC.
ESPEED (HONG KONG) HOLDINGS I, INC.
ESPEED (HONG KONG) HOLDINGS II, INC.
ESPEED (HONG KONG) LIMITED
ESPEED (JAPAN) LIMITED
ESPEED BROKERAGE HOLDINGS, LLC
ESPEED BROKERAGE, L.P.
ESPEED ELX HOLDINGS, L.P.
ESPEED ELX HOLDINGS, LLC
ESPEED INTERNATIONAL LIMITED
ESPEED MARKETS HOLDINGS, LLC
ESPEED MARKETS, L.P.
ESPEED TECHNOLOGY SERVICES HOLDINGS, LLC
ESPEED TECHNOLOGY SERVICES, L.P.
ESPEED, LLC
ESX CLEARING HOLDINGS, LLC
ESX CLEARING, L.P.
EURO BROKERS (SWITZERLAND) S.A.
EURO BROKERS AUSTRALIA LTD
EURO BROKERS CANADA LIMITED
EURO BROKERS HOLDINGS LTD
EURO BROKERS MEXICO S.A. de C.V.
EURO BROKERS SERVICES LTD
FREEDOM INTERNATIONAL BROKERAGE COMPANY
ITSECCO HOLDINGS LIMITED
KLEOS MANAGED SERVICES HOLDINGS, LLC
KLEOS MANAGED SERVICES, L.P.
MIS BROKERS LIMITED
MIS HOLDINGS, LLC
MUNICIPAL PARTNERS LLC
SEMINOLE FINANCIAL
SEMINOLE TRADING HOLDINGS I, LLC
SEMINOLE TRADING HOLDINGS II, LLC
TOWER BRIDGE GP LIMITED
TOWER BRIDGE INTERNATIONAL SERVICES HOLDINGS, L.P.
TOWER BRIDGE INTERNATIONAL SERVICES HOLDINGS, LLC
TOWER BRIDGE INTERNATIONAL SERVICES L.P.
TOWER BRIDGE SECURITIES LIMITED
TRADESOFT TECHNOLOGIES, INC.
TREASURYCONNECT LLC